Exhibit 10.1

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([* * *]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE OF PAGES

14

2. AMENDMENT/MODIFICATION NO.5. PROJECT NO. (If applicable)

P00008

6. ISSUED BY

CODE

7. ADMINISTERED BY (If other than Item 6)

CODE

ASPR-BARDA02

US DEPT OF HEALTH & HUMAN SERVICESUS DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSEASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTSACQ MANAGEMENT, CONTRACTS, & GRANTS O'NEILL HOUSE OFFICE BUILDINGO'NEILL HOUSE OFFICE BUILDING

Washington DC 20515Washington DC 20515

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

9A. AMENDMENT OF SOLICITATION NO.

ALTIMMUNE, INC. 1305044 ALTIMMUNE, INC.

910 CLOPPER RD STE 201S GAITHERSBURG MD 208781361

9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.

HHSO100201600008C

CODE

1305044

10B. DATED (SEE ITEM 13)

07/27/2016

FACILITY CODE

x

(x)

HHS/OS/ASPR/BARDA

4. REQUISITION/PURCHASE REQ. NO.

OS283373

3. EFFECTIVE DATE

See Block 16C

1. CONTRACT ID CODE

11.	THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended,

is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR

OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)

2021.1992021.25106

Net Increase:$[***]

13.THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) - By mutual agreement of the parties
D. OTHER (Specify type of modification and authority)

x

E. IMPORTANT:Contractor

is not

is required to sign this document and return 1

copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:20-2726770 DUNS Number:082804936

The purpose of this modification is to:

1)Extend the period of performance end date for CLIN 0001 without additional cost to government from 9/30/2021 to 12/31/2021. 2) Provide additional funding for CLIN 0001 to cover the indirect rate true-up for FY2016-FY2019 in the amount of $[***]. 3) Revise

Article B.2. Estimated Cost and Fixed Fee and Article G.7 Indirect Cost Rate

Total Obligated Amount $[***]

Appr. Yr.: 2021 CAN: 1992021 Object Class: 25106

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Will Brown, Chief Financial Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) KATHLEEN Y. SEARS
15B. CONTRACTOR/OFFEROR /s/ Will Brown / (Signature of person authorized to sign)	15C. DATE SIGNED Sep 16, 2021	16B. UNITED STATES OF AMERICA /s/ Kathleen Y. Sears (Signature of Contracting Officer)	16C. DATE SIGNED Sep 17, 2021

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)

Prescribed by GSA FAR (48 CFR) 53.243

REFERENCE NO. OF DOCUMENT BEING CONTINUED

CONTINUATION SHEET HHSO100201600008C/P00008

PAGEOF

24

NAME OF OFFEROR OR CONTRACTOR

ALTIMMUNE, INC. 1305044

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)(D	UNIT )	UNIT PRICE (E)	AMOUNT (F)
13	Period of Performance: 07/27/2016 to 12/31/2021 Add Item 13 as follows: Additional funds added to Base - CLIN0001 for FY2016-FY2019 Indirect Rate True-Up Obligated Amount: $[***]				$[***]

NSN 7540-01-152-8067OPTIONAL FORM 336 (4-86)

Sponsored by GSA FAR (48 CFR) 53.110

Contract No. HHSO100201600008C Modification P00008 ALTIMMUNE	Continuation Sheet Block 14	Page 3 of 4

Beginning with the effective date of this modification, the Government and the Contractor mutually agree to the following:

ARTICLE B.2. ESTIMATED COST AND FIXED FEE – is revised as follows:

a.	The total estimated cost of the base performance segment (CLIN 0001) is $[***]
b.	The total fixed fee of the base performance segment is $[***]. The fixed fee shall be paid subject to the Allowable Cost and Payment and Fixed Fee Clauses.
c.	The total amount of the base performance segment, CLIN 0001, represented by the sum of the total estimated cost plus fixed fee is $[***]. The total amount for the base performance segment shall not exceed $[***]. The total amount obligated by the Government for the base segment of the contract shall not exceed $[***] and the Government will not be responsible for any Contractor incurred costs that exceed this amount unless a modification to the contract is signed by the Contracting Officer which expressly increases this amount.
d.	It is estimated that the amount currently allotted will cover performance of the contract through December 31, 2021.

Additional funding for the indirect rate true-up for FY2016 - FY2019 in the amount of $3,103,389.

CLIN	Estimated Period of Performance	Supplies/ Services	Estimated Cost	Estimated Fixed Fee	Total Estimated Cost Plus Fixed Fee
0001	July 27, 2016 – December 31, 2021

Perform activities to support the conduct of a Phase 1a clinical study and demonstrate safety and immunogenicity in accordance with Article C.1 Statement of Work

Study reports, development reports, IND

			$[***]	$[***]	$[***]
0001 True –Up Funding	July 27, 2016 – September 30, 2021	Perform activities to support the conduct of a Phase 1a clinical study and demonstrate safety and immunogenicity in accordance with Article C.1 Statement of Work Study reports,	$[***] (True-Up Funding)	$0	$[***]

Contract No. HHSO100201600008C Modification P00008 ALTIMMUNE	Continuation Sheet Block 14	Page 4 of 4

development reports, IND
Total:		$[***] (Increased by $[***])	$[***]	$[***] (Increased by $[***])

Total Obligated Amount: $ [***]

ARTICLE G.7. INDIRECT COST RATE is revised as follows to include the table below:

Any indirect costs over and above the below rate ceilings shall not be reimbursed under this contract.

BASE CLIN 0001	FY 2016	FY 2017	FY 2018	FY 2019
Fringe	[***]%	[***]%	[***]%	[***]%
Indirect	[***]%	[***]%	[***]%	[***]%

End of Modification P00008

All other terms and conditions of the contract remain in full force and effect.